EXHIBIT 99.1

   SPORTSLINE USA TO ACQUIRE GOLFWEB; ACQUISITION TO COMBINE PREMIER INTERNET GOLF DESTINATION WITH SPORTSLINE USA'S AWARD-WINNING SPORTS COVERAGE AND
                                   PROGRAMMING

                                JANUARY 15, 1998

FORT LAUDERDALE, Fla.--(BUSINESS WIRE)--Jan. 15, 1998-- SportsLine USA, Inc. (NASDAQ: SPLN), the publisher of CBS SportsLine (cbs.sportsline.com), announced today that it has agreed to acquire GolfWeb, a privately-held Internet company that provides golf-related content, interactive entertainment, membership services and merchandise through its GolfWeb online service (www.golfweb.com) and international Web sites targeted to golf enthusiasts in Japan, the United Kingdom, Canada and Australia. The acquisition will dramatically expand the coverage of golf on SportsLine USA's Web sites which, in addition to CBS SportsLine, include the official Web sites of Tiger Woods, Arnold Palmer, John Daly, The Golf Channel and Golf Holidays. The transaction will also provide SportsLine USA an additional platform to reach its objective of becoming the leading Internet sports media company. The transaction provides for SportsLine USA to acquire all of the outstanding capital stock of GolfWeb in a merger in exchange for approximately 860,000 shares of SportsLine USA common stock. Based on the five-day average closing price of SportsLine USA's common stock through January 14, the value of the shares to be issued to GolfWeb's shareholders in connection with this transaction is approximately $14.85 million. The acquisition is intended to qualify for "pooling of interests" accounting treatment. Following the acquisition, GolfWeb, based in Cupertino, California, will operate as a wholly-owned subsidiary of SportsLine USA, under Tim Harrington who will continue as GolfWeb general manager. The transaction is expected to close by the end of January, subject to the fulfillment of certain conditions. "GolfWeb instantly allows us to significantly expand the depth and breadth of our golf coverage to exceed that of any Web site in the world," said Michael Levy, president and CEO of SportsLine USA, Inc. "With GolfWeb's outstanding international content, coupled with our extensive marketing and distribution relationships, we have now become the world's leader in online golf information." The acquisition of GolfWeb is the latest in a series of business relationships that have had a positive and measurable impact on traffic to SportsLine USA's Web sites. In 1997, SportsLine USA entered into strategic relationships with distribution partners including CBS Sports, AOL, Microsoft and Netscape. Those relationships, combined with the traditionally strong fourth quarter sports season, resulted in a 251% increase in SportsLine USA's Web site traffic over fourth quarter 1996. SportsLine USA's partnership with CBS Sports provides frequent, on-air promotion of the CBS SportsLine Web site as well as original content, research, video and talent. CBS's strong line-up of sports programming in 1998 is expected to continue boosting traffic numbers for CBS SportsLine, and now, for GolfWeb. In 1998, CBS Sports will broadcast more than 24 golf tournaments, including The Masters, the PGA Championship, AT&T Pebble Beach National Pro-Am, The Presidents Cup, and The Sprint International. "SportsLine USA and GolfWeb are a winning combination, bringing together the Web's leading golf site and one of the most exciting new sports media companies in the world, SportsLine USA," said Brent Knudsen, CEO of GolfWeb. "The

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combination allows GolfWeb to offer our readers, advertisers and business partners vastly increased exposure through SportsLine USA and through its relationship with CBS."

ABOUT SPORTSLINE USA

SportsLine USA, Inc. (NASDAQ: SPLN) is a leading Internet-based sports media company that provides branded, interactive information and programming as well as merchandise to sports enthusiasts worldwide. SportsLine USA publishes several sports Web sites including CBS SportsLine (cbs.sportsline.com) and Soccernet (www.soccernet.com) and exclusive Web sites for sports teams, organizations and superstars such as Michael Jordan, Tiger Woods and Shaquille O'Neal. SportsLine USA's most heavily trafficked Web site, CBS SportsLine, features more than 200,000 pages of multimedia sports information, entertainment and merchandise covering all major collegiate and professional sports. SportsLine USA was founded in 1994, and its primary Web site was renamed CBS SportsLine in March of 1997 as part of an exclusive five-year promotional and content agreement with CBS Sports.

ABOUT GOLFWEB

GolfWeb (www.golfweb.com) is the Internet's leading golf site, currently generating over eight million monthly page views. Founded in 1994, GolfWeb provides tournament coverage from over 24 golf tours worldwide, including the PGA, LPGA, and senior PGA, and is the official site of the European tour. GolfWeb has a worldwide golf course directory with information on over 21,000 golf courses, as well as the Web's largest online discount golf pro shop. GolfWeb offers something for everyone with an interest in golf, including fantasy golf leagues, golf classifieds, a golf auction, online stats tracking and game improvement and online instruction. The GolfWeb business model is based on revenue from multiple revenue streams: advertising, product sales, membership and services. GolfWeb attracts advertisers from all business sectors. Recent advertisers include BMW, Mercedes Benz, MasterCard, VISA, Microsoft, Schwab, Hyatt Hotels, Cobra Golf and Taylor Made Golf.

NOTICE: This press release contains forward-looking statements. The Company's actual results could differ materially from those set forth in the forward-looking statements. Factors that might cause such a difference include, among others, competitive pressures, the growth rate of the Internet, constantly changing technology, acceptance of SportsLine USA's services in the market place and the other risks detailed in the Company's Securities and Exchange Commission filings, including the Company's Prospectus dated November 13, 1997.

CONTACT: Kenneth Sanders, CFO,  (954) 351-2120 ext. 829

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                 SPORTSLINE USA COMPLETES ACQUISITION OF GOLFWEB

                                JANUARY 30, 1998

  ACQUISITION COMBINES PREMIER INTERNET GOLF DESTINATION WITH SPORTSLINE
               USA'S AWARD-WINNING SPORTS COVERAGE AND PROGRAMMING

SportsLine USA, Inc. (NASDAQ: SPLN), the publisher of CBS SportsLine (cbs.sportsline.com), announced today that it has completed the acquisition of GolfWeb, a privately-held Internet company that provides golf-related content, interactive entertainment, membership services and merchandise through its GolfWeb online service (www.golfweb.com) and international Web sites targeted to golf enthusiasts in Japan, the United Kingdom, Canada and Australia. The acquisition dramatically expands the coverage of golf on SportsLine USA's Web sites which, in addition to CBS SportsLine, include the official Web sites of Tiger Woods, Arnold Palmer, John Daly, The Golf Channel and Golf Holidays. The transaction also provides SportsLine USA an additional platform to reach its objective of becoming the leading Internet sports media company.

SportsLine USA acquired all of the outstanding capital stock of GolfWeb in exchange for approximately 860,000 shares of SportsLine USA common stock. Based on the five-day average closing price of SportsLine USA's common stock through January 14, the date the acquisition agreement was executed, the value of the shares to be issued to GolfWeb's shareholders in connection with this transaction is approximately $14.85 million. The acquisition will be accounted for under the "pooling of interests" accounting method. GolfWeb, based in Cupertino, California, will operate as a wholly-owned subsidiary of SportsLine USA, under Tim Harrington who will continue as GolfWeb general manager.

SportsLine USA's partnership with CBS Sports provides frequent, on-air promotion of the CBS SportsLine Web site as well as original content, research, video and talent. CBS's strong line-up of sports programming in 1998 is expected to continue boosting traffic numbers for CBS SportsLine, and now, for GolfWeb. In 1998, CBS Sports will broadcast more than 24 golf tournaments, including The Masters, the PGA Championship, AT&T Pebble Beach National Pro-Am, The Presidents Cup, and The Sprint International.

ABOUT SPORTSLINE USA

SportsLine USA, Inc. (NASDAQ: SPLN) is a leading Internet-based sports media company that provides branded, interactive information and programming as well as merchandise to sports enthusiasts worldwide. SportsLine USA publishes several sports Web sites including CBS SportsLine (cbs.sportsline.com) and Soccernet (www.soccernet.com) and exclusive Web sites for sports teams, organizations and superstars such as Michael Jordan, Tiger Woods and Shaquille O'Neal. SportsLine USA's flagship Web site, CBS SportsLine, features more than 200,000 pages of multimedia sports information, entertainment and merchandise covering all major collegiate and professional sports. SportsLine USA was founded in 1994, and its primary Web site was renamed

CBS SportsLine in March of 1997 as part of an exclusive five-year promotional and content agreement with CBS Sports.

ABOUT GOLFWEB

GolfWeb (www.golfweb.com) is the Internet's leading golf site, currently generating over eight million monthly page views. Founded in 1994, GolfWeb provides tournament coverage from over 24 golf tours worldwide, including the PGA, LPGA, and senior PGA, and is the official site of the European tour. GolfWeb has a worldwide golf course directory with information on over 21,000 golf courses, as well as the Web's largest online discount golf pro shop. GolfWeb offers something for everyone with an interest in golf, including fantasy golf leagues, golf classifieds, a golf auction, online stats tracking and game improvement and online instruction. The GolfWeb business model is based on revenue from multiple revenue streams: advertising, product sales, membership and services. GolfWeb attracts advertisers from all business sectors. Recent advertisers include BMW, Mercedes Benz, MasterCard, VISA, Microsoft, Schwab, Hyatt Hotels, Cobra Golf and Taylor Made Golf.

NOTICE: This press release contains forward-looking statements. The Company's actual results could differ materially from those set forth in the forward-looking statements. Factors that might cause such a difference include, among others, competitive pressures, the growth rate of the Internet, constantly changing technology, acceptance of SportsLine USA's services in the market place and the other risks detailed in the Company's Securities and Exchange Commission filings, including the Company's Prospectus dated November 13, 1997.

CONTACT:    SportsLine USA, Inc., Fort Lauderdale
            Kenneth Sanders, CFO, 954/351-2120 ext. 829